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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Form S-3 No. 333-33025, Form S-3 No. 333-47775, Form S-3 No. 333-52451 and Form S-8
No. 333-32809 and related prospectuses of Educational Medical, Inc. of our report dated June 2, 1998, with respect to the consolidated financial statements and schedule of Educational Medical, Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1998.

                                                       /s/ Ernst & Young LLP



Atlanta, Georgia
June 29, 1998